FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): Feb 18, 2003



                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              15165 Ventura Blvd. Suite 400 Sherman Oaks, CA 91403
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437

Item 1.  Changes in Control of Registrant

         None


Item 2.  Acquisition or Disposition of Assets

                   On February 14, 2003, The Hartcourt Companies, Inc., a Utah Corporation (Registrant), signed a definitive agreement to purchase of 45% of all of the interest of HuaQing Corporation Development Co. Ltd. and HuaQing Economics Development Co. Ltd. ("HuaQing"), for a total consideration of $2,202,545. The purchase price will be paid by issuance of 15,960,474 restricted common shares of the Registrant.

                   HuaQing, founded in 1992 in Shanghai, China, specializes in the niche DIY (do-it-yourself) PC marketing and distribution. The company owns and operates 11 DIY stores in Shanghai area, helping customers build their own PCs with components, technology and after sales support provided by HuaQing. Huaqing was officially promoted as one of the top 100 Hi-Tech enterprises by the Shanghai Government's Science and Technology Commission in 2001 and 2002. It was recently voted by IDG's Computer World (China) as one of the Top 100 Computer Marketing Companies in China.

                   The Registrant does not intend any changes in management and will operate Huaqing as a subsidiary of the Company.


Item 3.  Bankruptcy or Receivership

         None


Item 4.  Changes in Registrant's Certifying Accountant

         None

Item 5.  Other Events

         None


Item 6.  Resignation of Registrant's Directors

         None

Item 7.  Financial Statements and Exhibits

         A. Financial Statements of business acquired:                 Page

            1. Auditor's Report                                         F-1
            2. Balance Sheets at December 31, 2002 and 2001             F-2
            3. Income Statements for the years ended
               December 31, 2002 and 2001                               F-3

         B. Pro forma financial information (unaudited):
            1. Pro forma Consolidated Balance Sheets at
               December 31, 2002                                        F-4
            2. Pro forma consolidated Statements of Operations
               as of December 31, 2002                                  F-6
            3. Notes to the Pro forma consolidated Financial
               Statements for the year ended December 31, 2002          F-8

         C. Exhibits:
            1. Press Release of Hartcourt Companies, Inc. dated
               February 18, 2003.                                       F-9
            2. Sales and purchase agreement of purchasing of 45%
               of all of the interest of HuaQing Corporation
               Development Co. Ltd. and HuaQing Economics
               Development Co. Ltd.                                     F-9



Item 8.  Change in Fiscal Year

                  None



                                    SIGNATURE


                   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE HARTCOURT COMPANIES INC.



Dated: June 17, 2003                           /s/ Alan V. Phan
                                              ------------------
                                              By: Alan V. Phan
                                              Chairman

A. Audited Financial Statements of business acquired:

                                Auditors' report
                                                     HuBoKuaiShenZi (2003)No.763

Shanghai Huaqing Corporate Development Co., Ltd. and Shanghai Huaqing Economics Development Co., Ltd. ("the Companies"):

We accepted the appointment and have audited the combined balance sheet as at 31 December 2002 and 2001 of the Companies, and the income statement for the years then ended. These financial statements are the responsibility of the Companies. Our responsibility is to express an audit opinion on these financial statements based on our audit.

We conducted our audit in accordance with the Certified Public Accountants Laws of People's Republic of China and Independent Auditing Standards for Chinese Certified Public Accountants. In the course of our audit, we considered the circumstances of the Companies, and carried out such audit procedures, including an examination of the accounting records on a test basis, as we deemed necessary.

In our opinion, the above-mentioned financial statements comply with the relevant requirements of the Accounting Standards for Business Enterprises and the Accounting Regulations for Trading Enterprises issued by the relevant authorities of the People's Republic of China and present fairly, in all material respects, the financial position of the Companies as at 31 December 2002 and 2001, and the results of operations of the Companies for the years then ended have been consistently applied.


                                      Certified Public Accountant:    Zhu MuJing
                                      Certified Public Accountant:  Feng BaoMing
Shanghai Hu Bo Certified Public Accountants
Shanghai, People's Republic of China
June 4, 2003

                   HUAQING CORPORATE DEVELOPMENT CO., LTD AND
                     HUAQING ECONOMICS DEVELOPMENT CO., LTD
                             COMBINED BALANCE SHEET
                        AS AT DECEMBER 31, 2002 AND 2001
ASSET
                                                      2002           2001
                                               ------------------------------
CURRENT ASSETS
Cash and cash equivalents                      $      936,230       1,089,208
Accounts receivable, net of allowance               3,478,383       3,190,775
Advances to suppliers                                 134,102         247,743
Other receivables                                     389,077         697,392
Inventory                                           1,939,341       1,394,670
Prepaid expenses and other assets                      26,427          28,423
                                               ------------------------------
TOTAL CURRENT ASSETS                                6,903,560       6,648,211
                                               ------------------------------
PROPERTY & EQUIPMENT - NET                            316,365          21,562
                                               ------------------------------
INVESTMENTS                                           885,655       1,278,737
                                               ------------------------------
                                               ------------------------------
TOTAL ASSETS                                   $    8,105,580       7,948,510
                                               ==============================
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Bank loans                                     $      477,746         483,793
Notes payable                                       2,132,829         604,741
Accounts payable                                      643,728       1,323,676
Advances from customers                               151,103         362,905
Other payables                                        156,771       2,119,589
Accrued expenses and other current liabilities        350,111          50,284
                                               ------------------------------
TOTAL CURRENT LIABILITIES                           3,912,288       4,944,988
                                               ------------------------------
                                               ------------------------------
TOTAL LIABILITIES                              $    3,912,288       4,944,988
                                               ------------------------------
SHAREHOLDERS' EQUITY
Paid in capital                                     3,144,654       2,539,913
                                               ------------------------------
Reserve                                               468,410         280,153
                                               ------------------------------
Retained profit                                       580,228         183,456
                                               ------------------------------
                                               ------------------------------
TOTAL SHAREHOLDERS' EQUITY                          4,193,292       3,003,522
                                               ------------------------------
TOTAL LIABILITIES AND SAREHOLDERS' EQUITY      $    8,105,580       7,948,510
                                               ==============================

                   HUAQING CORPORATE DEVELOPMENT CO., LTD AND
                     HUAQING ECONOMICS DEVELOPMENT CO., LTD
                           COMBINED INCOME STATEMENTS
                  FOR THE YEAR ENDED DECEMBER 31, 2002 AND 2001

                                                   2002              2001
                                            ---------------------------------

SALES                               (2)             53,677,812     40,848,016

SALES TAX                                               12,868         13,326

COST OF SALES                                       52,550,116     39,848,115
                                            ---------------------------------
GROSS PROFIT                                         1,114,828        986,575
                                            ---------------------------------
OTHER OPERATING PROFIT                                 641,051              0

OPERATING EXPENSES
 Selling expenses                                      137,238        257,554
 General and administrative expenses                   686,575        482,671
 Financial expenses                                     66,457         58,789
                                            ---------------------------------
TOTAL OPERATING EXPENSES                               890,270        799,014
                                            ---------------------------------
GAIN FROM CONTINUING OPERATIONS BEFORE
  OTHER INCOME (EXPENSE)                               865,609        187,561
                                            ---------------------------------
OTHER INCOME (EXPENSES)
 Other expenses                                           (623)           (82)
 Other income                                              957            423
                                            ---------------------------------
TOTAL OTHER INCOME (EXPENSES)                              334            341
                                            ---------------------------------
PROFIT BEFORE TAXATION                                 865,943        187,902

 INCOME TAX                          (3)              (285,715)        (4,446)
                                            ---------------------------------
                                            ---------------------------------
NET PROFIT                                             580,228        183,456
                                            =================================

Note:
1 As the financial statements were prepared in accordance with the Accounting Standards of People's Republic of China, the financial statements as well as the presentation may be different if prepared in accordance with US Generally Accepted Accounting Standards.

2 Sales represent the net sales exclusive of value added tax. The sales as disclosed in our prior released PR includes 17% value added tax as according to Huaqing's management accounts.

3 As the income tax refund application has not been approved by the local tax bureau, the Companies made adjustments to accrue the income tax assuming adopting standard income tax rate.

B. Pro forma financial information (unaudited):

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                             AS AT DECEMBER 31, 2002
                                    UNAUDITED

ASSET                                                                     Pro forma        Pro forma
                                                   Hartcourt    Huaqing   Adjustments     Hartcourt
                                               -------------------------------------  -------------
CURRENT ASSETS
Cash and cash equivalents                     $       79,845    936,230                   1,016,075
Accounts receivable, net of allowance                260,306  3,478,383                   3,738,689
Inventory                                             16,464  1,939,341                   1,955,805
Notes receivable                                     709,759          -                     709,759
Prepaid expenses and other receivables                49,449    549,606                     599,055
                                               -------------------------------------  -------------
TOTAL CURRENT ASSETS                               1,115,823  6,903,560                   8,019,383
                                               -------------------------------------  -------------
PROPERTY & EQUIPMENT - NET                           474,521    316,365                     790,886
                                               -------------------------------------  -------------
INVESTMENTS                                          430,000    885,655                   1,315,655
                                               ------------------------------------  -------------
OTHER ASSETS                                                                                     -
Goodwill, net                                        624,689          -      576,666(2)   1,201,355
Intangibles, net                                     340,767          -                     340,767
Notes receivabe                                    1,756,012          -                   1,756,012
                                               -------------------------------------  -------------
TOTAL OTHER ASSETS                                 2,721,468          -      576,666      3,298,134
                                               -------------------------------------  -------------
                                               -------------------------------------  -------------
TOTAL ASSETS                                  $    4,741,812  8,105,580      576,666     13,424,058
                                               =====================================  =============
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Bank loans                                    $            -    477,746                     477,746
Notes payable - current portion                       18,988  2,132,829                   2,151,817
Accounts payable                                   1,342,284    643,728                   1,986,012
Deferred revenue and advances from customers         209,333    151,103                     360,436
Due to related parties                             1,343,011          -                   1,343,011
Accrued expenses and other current liabilities       357,265    506,882                     864,147
                                               -------------------------------------  -------------
TOTAL CURRENT LIABILITIES                          3,270,881  3,912,288            -      7,183,169
                                               -------------------------------------  -------------
                                               -------------------------------------  -------------
TOTAL LIABILITIES                             $    3,270,881  3,912,288            -      7,183,169
                                               -------------------------------------  -------------
COMMITMENTS AND CONTINGENCIE                  $            -          -                           -

MINORITY INTERESTS                                   561,720          -    2,378,310      2,940,030
                                               -------------------------------------  -------------

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                             AS AT DECEMBER 31, 2002
                                    UNAUDITED

                                                                          Pro forma       Pro forma
                                                   Hartcourt    Huaqing   Adjustments     Hartcourt
                                               -------------------------------------  -------------
SHAREHOLDERS' EQUITY
Preferred Stock:
Original preferred stock, $0.01 par value,
  1,000 shares authorized, issued                         10          -                          10
Class A, 10,000,000 shares authorized,
  none issued and outstanding at                           -          -                           -
Series A, $1,000 stated value, 4,000 shares
authorized,  none issued and                               -          -                           -
Series B, $1,000 stated value, 2,000 shares
authorized,  none issued and                               -          -                           -
Series C, $1,000 stated value, 1,500 shares
authorized,  none issued and                               -          -                           -
Series D, $1,000 stated value, 10,000 shares
authorized,  none issued and                               -          -                           -
Series AB, $100 stated value, 25,000 shares
authorized,   none issued and                              -          -                           -
                                               -------------------------------------  -------------
Total Preferred Stock                                     10          -                          10
                                               -------------------------------------  -------------
Common stock, $0.001 par value,
  100,000,000 shares authorized,                      88,518  3,144,654  (3,128,694)        104,478
Stock subscription receivable                              -          -                           -
Additional paid in capital                        55,669,100          -    2,186,585(3)  57,855,685
Treasury stock, at cost 5,610,588                                                                 -
  shares at December 31, 2002                     (3,723,928)         -                 (3,723,928)
Other comprehensive loss                             (71,094)         -                    (71,094)
Accumulated deficit                              (51,053,395) 1,048,638    (859,535)   (50,864,292)
                                               -------------------------------------  -------------
TOTAL SHAREHOLDERS' EQUITY                           909,201  4,193,292  (1,801,644)      3,300,849
                                               -------------------------------------  -------------
TOTAL LIABILITIES AND SAREHOLDERS' EQUITY     $    4,741,812  8,105,580      576,666     13,424,058
                                               =====================================  =============

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                    UNAUDITED

                                                                         Pro forma   Pro forma
                                                Hartcourt   Huaqing     Adjustments  Hartcourt
                                             -------------------------- -----------------------
SALES                                        $ 1,137,011  54,318,863(4)              55,455,874


SALES TAX                                              -      12,868                     12,868

COST OF SALES                                    362,382  52,550,116                 52,912,498
                                             -----------------------    -----------------------
GROSS PROFIT                                     774,629   1,755,879             -    2,530,508
                                             -----------------------    -----------------------
OPERATING EXPENSES
 Selling, general and administrative           2,774,011     823,813                  3,597,824
 Depreciation and amortization                   371,779           -                    371,779
 Impairments                                   1,563,040           -                  1,563,040
                                             -----------------------    -----------------------
TOTAL OPERATING EXPENSES                       4,708,830     823,813             -    5,532,643
                                             -----------------------    -----------------------
GAIN/(LOSS) FROM CONTINUING OPERATIONS
BEFORE  OTHER INCOME (EXPENSE)                (3,934,201)    932,066             -   (3,002,135)
                                             -----------------------    -----------------------
OTHER INCOME (EXPENSES)
 Interest income/(expenses) -net                  44,102     (66,457)                   (22,355)
 Loss on disposal of property and equipment     (295,564)          -                   (295,564)
 Other expenses                                        -        (623)                      (623)
 Other income                                     26,961         957                     27,918
                                             -----------------------    -----------------------
TOTAL OTHER INCOME (EXPENSES)                   (224,501)    (66,123)            -     (290,624)
                                             -----------------------    -----------------------
GAIN/(LOSS) FROM CONTINUING OPERATIONS
 MINORITY INTEREST                            (4,158,702)    865,943             -   (3,292,759)

 Less: Gain(loss) in subsidiaries attributed     685,251           -      (319,125)     366,126
 to minority interests
                                             -----------------------    -----------------------
GAIN/(LOSS) BEFORE DISCONTINUED OPERATIONS   $(3,473,451)    865,943      (319,125)  (2,926,633)
                                             =======================    =======================
DISCONTINUED OPERATIONS:
 Loss from discontinued operations           $(1,020,252)          -                 (1,020,252)
 Gain on disposal of discontinued              1,943,701           -                  1,943,701
 operations
                                             -----------------------    -----------------------
GAIN/(LOSS) BEFORE EXTRAORDINARY ITEM AND     (2,550,002)    865,943      (319,125)  (2,003,184)
TAXATION

                 THE HARTCOURT COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                    UNAUDITED

                                                                         Pro forma   Pro forma
                                                Hartcourt   Huaqing     Adjustments  Hartcourt
                                             -------------------------- -----------------------

 Income tax                                                 (285,715)                  (285,715)
 Extraordinary item - gain on                          -           -                          -
 extinguishment of debt
                                             -----------------------    -----------------------
NET PROFIT/(LOSS)                             (2,550,002)    580,228      (319,125)  (2,288,899)

OTHER COMPREHENSIVE LOSS
 Foreign currency translation loss                (9,407)          -                     (9,407)
                                             -----------------------    -----------------------
COMPREHENSIVE PROFIT/(LOSS)                  $(2,559,409)    580,228      (319,125)  (2,298,306)
                                             =======================    =======================
BASIC AND DILUTED LOSS PER COMMON SHARE
 Loss from continuing operations             $     (0.05)                                 (0.03)
 Income (Loss) from discontinued operations         0.01                                   0.01
 Income from extraordinary item                     0.00                                   0.00
                                             ------------                          ------------
 Loss per share                              $     (0.04)                                 (0.02)
                                             ============                          ============
 Weighted average number of common shares
 outstanding - basic and diluted              80,415,882                15,960,474   96,376,356
                                             ============               =======================

       NOTES TO THE UNAUDITED PRO FORMA CONDSOLIATED FINANCIAL STATEMENTS

1.  Pro Forma Adjustments and Assumptions

On February 14, 2003, The Hartcourt Companies, Inc., signed a definitive agreement to purchase of 45% of all of the interest of HuaQing Corporation Development Co. Ltd. and HuaQing Economics Development Co. Ltd. ("HuaQing"), for a total consideration of $2,202,545. The purchase price will be paid by issuance of 15,960,474 restricted common shares of the Registrant. Hartcourt has obtained additional proxy voting right in shareholders meeting and Board Minutes to assure the controlling of Huaqing. The acquisition has been accounted for as a purchase business combination and, accordingly, the purchase price has been allocated to the tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their estimated fair values on the Merger date.

These adjustments are for illustrative pro forma purposes only. To present the whole year operational result of Huaqing, we assume the acquisition had occurred on January 1, 2002. The financial statements are unaudited, which may be subject to changes after audit.
Certain items in the financial statements of Huaqing have been reclassified to facilitate presentation of US GAAP.

2. Represents goodwill associated with the purchase of Huaqing Corporation Development Co., Ltd. and Huaqing Economic Development Co., Ltd.

3. Represents the effect of the Hartcourt Companies' common stock issued for the purchase of Huaqing Corporation Development Co., Ltd. and Huaqing Economic Development Co., Ltd.

4. The sales include "other operating profit" as presented in PRC audited report.

C. Exhibits:

1.     Press Release of Hartcourt Companies, Inc. dated February 18, 2003:

FOR IMMEDIATE RELEASE
Los Angeles February 18th, 2003
                                  Press Release
              Hartcourt Acquire HuaQing Group, a major PC Assembler
                        and Marketer in Shanghai, China.
LOS ANGELES, Feb 18th /PRNewswire-FirstCall/ -- The Hartcourt Companies, Inc. (OTC Bulletin Board: HRCT, Frankfurt: 900009), www.hartcourt.com, today
                                                -----------------
announced that it has signed a definitive agreement to purchase 45 percent of HuaQing Corporation Development Co. Ltd. and HuaQing Economics Development Co. Ltd. a major PC assembler and marketer based in Shanghai, China. Furthermore, Hartcourt has obtained a voting proxy for an additional 10 percent of outstanding shares of both HuaQing companies to effectively control the Board of Directors.

The purchase price for the 45 percent acquisition is 18.2 Million RMB (US$2.2Mil) payable in 15,960,474 restricted common shares of Hartcourt, calculated at $0.138 a share.

In 2002, HuaQing recorded sale revenue of 539 Million RMB (US$65 Million) and a net profit of 7.7 Million RMB (US$940,000). It was recently voted by IDG's Computer World (China) as one of the Top 100 Computer Marketing Companies in China. HuaQing, founded in 1992 in Shanghai, specializes in the niche DIY (do-it-yourself) PC marketing and distribution. The company owns and operates 11 DIY stores in Shanghai area, helping customers build their own PCs with components, technology and after sales support provided by HuaQing. The company was officially promoted as one of the top 100 Hi-Tech enterprises by the Shanghai Government's Science and Technology Commission in 2001 and 2002.

China has experienced explosive growth in PC sales for the last 10 years from 670,000 PC sold in 1994 to 7,260,000 in 2001. IDC predicts China's PC sales will grow at 18-22% for the next 5 year, with sales reaching 19,800,000 PC in 2006 (global PC sales is 131,800,000 in 2002 vs. China's 9,280,000). Experts believe the huge market potential will come from the low PC penetration in home uses (5% in China compared to 49% in the US), as well as demand from technology upgrades and adoption of information technology by SMEs (small medium enterprises).

More details on HuaQing and the PC market in China could be obtained from Hartcourt Web site, www.hartcourt.com.
                    -----------------
Mr. David Chen, President and Acting CEO of Hartcourt, stated, "We are looking forward to a profitable year for Hartcourt with this acquisition combined with the spin-off of other loss-making subsidiaries. The low cost DIY PC marketing is very unique in China and growing fast to account for about 34% of the total PC sales annually. Our goal for HuaQing is to build up its brand name and expand the business model throughout China to satisfy the huge market demand for low cost personalized PC products, modeled after the success of Dell in the US. In addition, we are also planning to expand into the Laptop and PC server market for SMEs."

Mr. Li ZhengZheng, President of HuaQing, comments, "For the last 10 years, we have been building our brand name, operation and market share, waiting for the right timing to break out nationwide. I think the partnership with Hartcourt will help us do precisely that."

About Hartcourt

The Hartcourt Companies, Inc. is an investment holding and developing company specializing in the acquisition and development of private companies within high-growth industries in China. Hartcourt's business strategy is to add substantial value in terms of financial restructuring and corporate governance to enable these subsidiaries go public via IPO or reverse merger. Detailed information on Hartcourt can be obtained via the company's Web site: www.hartcourt.com.

Forward-looking statements

The statements made in this press release, which are not historical facts, contain certain forward-looking statements concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.